UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21407
                                                     ---------------------

                   Nuveen Diversified Dividend and Income Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: December 31, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT December 31, 2004

                Nuveen Investments
                Closed-End
                Exchange-Traded
                Funds

      Nuveen
 Diversified
Dividend and
 Income Fund
         JDD

Photo of: Man and woman sitting on porch.
Photo of: 2 children sitting in the grass.

HIGH CURRENT INCOME AND TOTAL RETURN FROM A PORTFOLIO OF DIVIDEND-PAYING COMMON STOCKS, REIT STOCKS, EMERGING MARKETS SOVEREIGN DEBT, AND SENIOR LOANS


Logo: NUVEEN Investments

Photo of: Woman
Photo of: Man and child
Photo of: Woman

NOW YOU CAN RECEIVE YOUR
NUVEEN FUND REPORTS FASTER.

NO MORE WAITING.
SIGN UP TODAY TO RECEIVE NUVEEN FUND INFORMATION BY E-MAIL.

It only takes a minute to sign up for E-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready -- no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if you wish.

                               ------------------
                               DELIVERY DIRECT TO
                                YOUR E-MAIL INBOX
                               ------------------

IT'S FAST, EASY & FREE:

WWW.INVESTORDELIVERY.COM
if you get your Nuveen Fund dividends
and statements from your financial
advisor or brokerage account.

OR

WWW.NUVEEN.COM/ACCOUNTACCESS
if you get your Nuveen Fund dividends
and statements directly from Nuveen.

(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)

Logo: NUVEEN Investments

Timothy R. Schwertfeger
Chairman of the Board

Photo of: Timothy R. Schwertfeger


Chairman's
     LETTER TO SHAREHOLDERS

I am very pleased to report that over the year ended December 31, 2004, your Fund continued to provide you with attractive monthly distributions and diversified exposure to a variety of important market sectors and asset classes.

Portfolio diversification is a recognized way to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. Your Fund, with its holdings of dividend-paying stocks, REIT stocks, emerging markets sovereign debt and senior corporate loans, is specifically designed to help


"YOUR FUND, WITH ITS HOLDINGS OF DIVIDEND-PAYING STOCKS, REIT STOCKS, EMERGING MARKETS SOVEREIGN DEBT AND SENIOR CORPORATE LOANS, IS SPECIFICALLY DESIGNED TO HELP YOU ACHIEVE GREATER PORTFOLIO DIVERSIFICATION."


you achieve greater portfolio diversification. Your financial advisor can explain the potential advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information faster by using e-mail and the Internet. Sign up is quick and easy - see the inside front cover of this report for instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Fund to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you secure your long-term financial goals. We thank you for choosing us as a partner as you work toward that objective.

Sincerely,

/s/Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

February 15, 2005

Nuveen Diversified Dividend and Income Fund
(JDD)

Portfolio Managers'
        PERSPECTIVE

The Nuveen Diversified Dividend and Income Fund features portfolio management by teams at four subadvisers:

NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments, invests its portion of the Fund's assets in dividend-paying common stocks. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund's management team at that firm. He has more than 18 years of investment management experience.

Security Capital Research & Management Incorporated, a part of JPMorgan Fleming Asset Management, which is the asset management business of JPMorgan Chase & Co., invests its portion of the Fund's assets in REIT common stocks. Tony Manno and Ken Statz, who each have more than 21 years' experience in managing real estate investments, lead the team.

Wellington Management Company, LLP invests its portion of the Fund's assets in emerging markets sovereign debt. James W. Valone, who has more than 10 years of investment management experience, heads the team.

Symphony Asset Management LLC, an affiliate of Nuveen Investments, invests its portion of the Fund's assets in senior loans. The Symphony team is led by Gunther Stein and Lenny Mason, who have more than 25 years of combined investment management experience.

Here representatives from NWQ, Security Capital, Wellington Management and Symphony talk about general economic conditions, their management strategies and the performance of the Fund for the 12-month period ended December 31, 2004.



WHAT WERE THE GENERAL MARKET CONDITIONS OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

Generally, the U.S. economy presented a slowly improving picture in 2004. The Gross Domestic Product (GDP) grew at a preliminary estimate of 4.4% over the course of the year. Inflation remained largely in check as the Consumer Price Index rose 3.3% due primarily to increased energy costs. Corporate profits grew by an average of about 20%, and there was an increase of approximately 2 million jobs with the unemployment rate dropping to 5.4% at the end of 2004 from 5.7% at the beginning of the year. The fourth quarter stock market rally seemed to reflect a belief by some that the economic recovery had become more self-sustaining.

In the domestic equity markets, almost all equity indices posted strong, double-digit returns in 2004, confounding many market observers. While many were expecting issues such as a weak U.S. dollar, significant increases in almost all commodity prices, and large trade and budget deficits to hurt equity returns, the market did not seem to be significantly affected by these factors. During the spring and summer of 2004, the U.S. stock market was stuck in a very tight trading range as investors worried about the likely outcome of U.S. elections, the risk of a terrorist event disrupting the elections, and the rising price of oil. However, once the election uncertainty was gone - and helped by some weakness in oil prices - stocks surged higher, with many ending the year at or near their highs. Through the first nine months the S&P 500 was basically unchanged, but this widely followed index ended 2004 up over 10% with nearly all of the gains occurring in the fourth quarter. This occurred despite the Federal Reserve raising short-term interest rates twice in the fourth quarter and five times between June and December 2004. (On February 2, 2005, after the close of this reporting period, the Federal Reserve raised the fed funds rate by another 0.25% to 2.50%.)

In the real estate market, many sectors performed well as the Dow Jones Wilshire Real Estate Securities Index rose more than 34% over the course of 2004. Malls and smaller shopping centers, which tend to be more influenced by consumer behavior, continued experience healthy operating fundamentals. In contrast, those sectors for which business investment and job creation play a key role in creating and sustaining marginal demand--such as office buildings and hotels--experienced some stress. Overall, new supply additions had remained largely in balance, leading some to believe that any increases in demand as the economy improves may ultimately lead to higher occupancy levels, increased cash flow and better dividend coverage for many real estate operating companies.

Emerging markets sovereign debt, as measured by the JP Morgan EMBI Global Diversified Index, had a strong year in 2004, posting a total return of 11.6%. The asset class benefited from a positive global capital market environment and improving fundamentals in emerging countries. Abundant global liquidity created opportunities for governments to continue obtaining financing on relatively favorable terms. In addition, high commodity prices provided a boost for commodity exporters. As a result, oil producing exporters such as Ecuador and Venezuela were among the top performing countries for the year. In addition, the emerging markets sovereign debt asset class was boosted by prudent government policies in many countries and generally healthy balance-of-payments results. The credit rating agencies responded favorably to these developments, and market returns were helped by a healthy ratio of upgrades to down-grades. Among the 31 countries in JP Morgan's EMBI Global Diversified Index, Moody's made 5 upgrades and 2 downgrades in 2004, while S&P made 14 upgrades and only one downgrade.

The senior loan market maintained its upward momentum during the fourth quarter of 2004, capping off a strong performance for the year. While volatile petroleum prices and commodity costs remained a central concern, leveraged loan assets as measured by the CSFB Leveraged Loan Index posted a 5.60% return for the year. Investor sentiment remained upbeat, sustained by the steady flow of positive macroeconomic data. M&A-related institutional transactions climbed to $65 billion for the year, more than double the 2003 level.

WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004?

For the portion of the Fund's assets earmarked for dividend-paying common stocks, we continued to employ an opportunistic, bottom-up strategy that focused on identifying attractively valued companies that we thought possessed favorable risk/reward characteristics and emerging catalysts that we believed could unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also continued to focus on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We believed that cash flow analysis offered a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

We generally maintained a long-term horizon in our equity selection process. However, we did reduce or eliminate several positions from the portfolio during the year because we thought their risk/reward profiles had become less attractive. This especially was true in the energy and utility sectors due to share price appreciation. At the same time, we made several opportunistic purchases in companies such as Altria Group, Citigroup and Fannie Mae when price weakness had made these valuations more compelling in our view. We also added cyclical stocks early in the year with stakes in industrial commodity companies like Alumina Ltd and DSM NV.

For our REIT investments, achieving the appropriate balance of current income and long-term appreciation potential was a critical component of our investment strategy. To optimally position the portfolio for both of these objectives, we focused on the common stock of companies that, in our view, owned high quality real estate and presented the highest long-term total return potential. Typically, these securities did not feature relatively high current yields. To augment the income of the portfolio, we also maintained an allocation to preferred stocks issued by similarly high quality companies, especially those that we believed had improving credit outlooks. Importantly, we also steered clear of stocks that offered high current yield, but in our view presented inferior risk-adjusted long-term appreciation potential.

For the emerging markets sovereign debt portion of the portfolio, we sought to add value by identifying countries and securities with what we thought were attractive risk and return profiles. In our view, Latin America was a region where key countries showed improving credit trends and attractive valuations, and we held relatively overweighted positions in Brazil, Columbia and Peru. In Central and Eastern Europe, we maintained a relatively overweighted position in Russia due to what we identified as an appealing combination of strong credit trends, improving fundamental prospects and attractive prices. We also found some attractive opportunities in Turkey, where sound economic policies were anchored by their desire to join the European Union. We maintained underweighted positions or had no exposure to most Asian and Middle Eastern countries due to valuation considerations. However, we did have a relatively overweighted position in South African bonds due to our expectations of credit upgrades and attractive valuations relative to other investment grade alternatives in the market.

For the senior loan portion of the portfolio, our core strategies were to seek opportunities to upgrade the portfolio by purchasing loans with what we thought were strong asset protection and attractive coupons, reduce exposure to companies with what we believed were inadequate asset protection, negative earnings volatility or inadequate liquidity, and selectively add discount loans that we thought offered value. With the continued robust level of new issues and repricings, we focused on buying new loans with strong asset coverage, attractive coupons and call protection, and selectively sold lower coupon loans. Industry sectors that we found attractive included food and beverage/consumer products, industrials and gaming. Industry sectors where we were cautious included automotive, telecom and finance.

HOW DID THE FUND PERFORM?

Fund performance results, as well as the performance of a relevant benchmark, are shown in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE

For the 12 months ended December 31, 2004

JDD                                 20.44%
--------------------------------------------------------------------------------
Comparative benchmark1              17.48%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares.

For the 12 months ended December 31, 2004, the Fund outperformed its comparative benchmark. One of the primary factors benefiting the performance of the Fund relative to that of the unmanaged benchmark was the Fund's use of financial leverage. While leveraging can add volatility to the Fund's NAV and share price, especially during periods of rising interest rates, this strategy can also provide opportunities for additional income and total returns for common shareholders when short-term interest rates remain relatively low and long-term rates fall or remain relatively constant, as they did during this reporting period.

Over this period, the dividend-paying common stock portion of the Fund's portfolio benefited from both the combination of a bullish period for stocks and favorable stock selection. As a group, our energy sector investments had the greatest impact on performance, with each of our six energy holdings appreciating over the course of the full year, despite some declines late in the period. Our telecommunication stocks also did well, reflecting the growth in cellular phone usage and improved wireline fundamentals that resulted from some much needed regulatory relief for regional bell companies. In the defense industry sector, Lockheed Martin and Raytheon Corp. gained on the strength of their improving fundamentals and attractive valuations. Our investment in Tate & Lyle plc (United Kingdom) surged higher over the course of the year on the success of their new calorie-free sweetener called Sucralose. Utility stocks Korea Electric Power (Korea), and United Utilities plc (United Kingdom) also contributed positively to the Fund's results.

On the other hand, our investment in insurance-broker Aon Corp. underperformed due to an investigation of the insurance industry by New York Attorney General Eliot Spitzer. Under scrutiny is the practice of contingent commissions -- compensating brokers for steering business to certain insurance providers -- and bid rigging. Although we have


1 Benchmark performance is a blended return consisting 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization-weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 25% of the return of the Dow Jones Wilshire Real Estate Securities Index, an unmanaged, market-capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JP Morgan EMBI Global Diversified Index, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

not heard of any evidence that AON colluded with insurance providers to set bid prices (i.e., bid rigging), the company did accept contingent commissions which were disclosed to clients. As of the end of this reporting period, the contingent commissions had been eliminated. Our investment in insurance provider Hartford Financial Services also declined significantly on the news of the investigation, but recovered later as it became apparent it would have minimal impact on their operating results. Rising short-term interest rates had a negative impact on our investment in MFA Mortgage Investments as the flattening yield curve pressured net interest spreads. Political pressures contributed to the decline in Fannie Mae as its government regulator (OFHEO) released a report critical of the company's accounting practices. Shares of auto parts supplier Delphi Corp. declined for the year as rising commodity prices and lower production volumes resulted in disappointing operating results.

Looking at the real estate portion of the portfolio, our focus on common stocks of cyclically sensitive real estate companies such as mall and apartment companies worked well, especially in conjunction with our further focus on the long term value creation capabilities of the individual companies' real estate portfolios and management teams.

The Fund owned a significant allocation of real estate preferred stocks during this period, an environment in which real estate common stocks enjoyed remarkably high total returns. As a result, our real estate preferred stock holdings did create a drag on performance relative to a REIT common stock-only benchmark.

In the emerging markets sovereign debt portion of the Fund's portfolio, we were able to generate positive results from country allocations as well as individual security selection. We decided to overweight (relative to our benchmark) Peru and some types of Argentine bonds, and to underweight debt from Hungary, Thailand, Morocco, China and Pakistan that did not perform as well over the course of the year. In each case, these decisions helped this portion of the portfolio outperform its counterpart within the comparative benchmark. The Fund also had strong security selection in Turkey, Mexico and Peru.

Some areas of relative weakness in the sovereign debt area during the year were our relative overweight positions in South Africa and Korea. These holdings proved to be a relative drag on overall Fund performance.

In the senior loan sector, most of the loans we held performed in line with their sector and industry benchmarks. Some of the more noteworthy purchases over the course of the year included loans issued by Graham Packaging Company, L.P., Stone Container Corporation, Vought Aircraft Industries, Inc. and R.H. Donnelley, Inc. We sold loans issued by United States Can Company and Meridian Automotive Systems, Inc., among others.


WHAT ABOUT FUND DIVIDENDS AND SHARE PRICES?

In addition to owning preferred stocks, the Fund has issued its own preferred shares, called FundPreferredTM. These shares provide a degree of financial leverage that can increase share price volatility, but also in favorable circumstances can enhance the Fund's returns and supplement the income available to pay common shareholder distributions. This leveraging strategy provided incremental income and helped enhance shareholder distributions over this reporting period.

Since its inception, the Fund has followed a managed distribution policy. Under this policy, the Fund's monthly distribution is determined based not only on investment income generated by its underlying securities, but also on realized capital gains and, to the extent that distributions over the year exceed the amount of such income and net realized gains, on returns of capital representing (in most circumstances) unrealized capital gains. As a result, the Fund's monthly distribution remained stable at $0.1025 per share over the entire 12-month period.

Due at least in part to the Fund's investment in securities issued by REITs, which generally do not inform their investors about the tax character of their distributions for a calendar year until well after the end of that year, the Fund did not know, as of the date of this report, the precise amounts of ordinary income, capital gains and/or return of capital contained in the Fund's 2004 distributions. This information will be sent separately to shareholders once the tax characteristics of the Fund's 2004 distributions have been determined.

As of December 31, 2004, the Fund was trading at a -7.60% discount to its net asset value. This discount was greater than the average -4.52% discount the Fund exhibited over the course of the entire reporting period.

Nuveen Diversified Dividend and Income Fund
JDD

Performance
     OVERVIEW  As of December 31, 2004


Pie Chart:
PORTFOLIO ALLOCATION
(as a % of total investments)
Real Estate Investment Trust Common
  Stocks and Preferred Stocks                   27.6%
Emerging Markets Sovereign Debt                 22.5%
Common Stocks                                   23.7%
Variable Rate Senior
  Loan Interests                                17.0%
U.S. Corporate Bonds                             3.5%
Euro Time Deposit                                4.3%
Other                                            1.4%

Bar Chart:
2004 MONTHLY DISTRIBUTIONS PER SHARE
Jan                           0.1025
Feb                           0.1025
Mar                           0.1025
Apr                           0.1025
May                           0.1025
Jun                           0.1025
Jul                           0.1025
Aug                           0.1025
Sep                           0.1025
Oct                           0.1025
Nov                           0.1025
Dec                           0.1025

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/1/04                        15.42
                              15.57
                              15.8
                              15.9
                              15.77
                              15.85
                              15.9
                              15.76
                              15.9
                              15.77
                              15.7
                              15.7
                              15.53
                              15.43
                              15.43
                              15.45
                              15.7
                              15.77
                              15.8
                              15.8
                              15.8
                              15.88
                              16.1
                              15.96
                              15.99
                              16
                              15.97
                              16.01
                              16
                              15.9
                              15.96
                              15.85
                              15.85
                              15.86
                              15.75
                              15.89
                              15.65
                              15.82
                              15.87
                              15.9
                              15.9
                              15.9
                              15.98
                              15.9
                              15.94
                              16.09
                              16.09
                              16.1
                              16.12
                              15.9
                              15.75
                              15.88
                              15.88
                              15.76
                              15.82
                              15.86
                              15.81
                              15.85
                              15.78
                              15.64
                              15.74
                              15.8
                              15.85
                              15.85
                              15.89
                              15.9
                              15.7
                              15.6
                              15.65
                              15.63
                              15.55
                              14.85
                              14.35
                              14.45
                              14.9
                              14.9
                              14.92
                              14.8
                              14.77
                              14.59
                              14.06
                              14.12
                              14.19
                              14.5
                              14.5
                              14.58
                              14.4
                              14.58
                              14.22
                              13.8
                              12.74
                              13
                              13.13
                              13.3
                              13.27
                              13.05
                              13.42
                              13.65
                              13.63
                              13.46
                              13.15
                              13.38
                              13.7
                              13.62
                              13.88
                              13.88
                              14.22
                              14.05
                              13.98
                              14.25
                              14.22
                              14.2
                              14.2
                              14.15
                              13.68
                              13.43
                              13.49
                              13.5
                              13.46
                              13.5
                              13.4
                              13.56
                              13.45
                              13.34
                              13.45
                              13.41
                              13.3
                              13.36
                              13.48
                              13.44
                              13.39
                              13.39
                              13.43
                              13.5
                              13.46
                              13.43
                              13.42
                              13.39
                              13.59
                              13.52
                              13.42
                              13.42
                              13.36
                              13.39
                              13.42
                              13.44
                              13.41
                              13.45
                              13.45
                              13.56
                              13.67
                              13.79
                              13.91
                              14.09
                              14.23
                              14.29
                              14.22
                              14.19
                              14.28
                              14.29
                              14.17
                              14.27
                              14.3
                              14.41
                              14.48
                              14.51
                              14.57
                              14.66
                              14.6
                              14.75
                              14.84
                              14.92
                              14.85
                              14.95
                              14.9
                              14.93
                              15
                              15
                              14.95
                              14.8
                              14.61
                              14.64
                              14.75
                              14.73
                              14.72
                              14.75
                              14.84
                              14.9
                              14.83
                              14.85
                              14.99
                              14.81
                              14.92
                              14.94
                              14.94
                              14.99
                              15
                              15.06
                              15.06
                              15.06
                              15.04
                              15.03
                              15.07
                              15
                              14.92
                              14.93
                              14.9
                              14.99
                              14.91
                              14.72
                              14.78
                              14.95
                              15.07
                              15.07
                              15.04
                              15.09
                              15.12
                              15.29
                              14.99
                              14.9
                              14.83
                              15.06
                              15.06
                              15.12
                              15.23
                              15.45
                              15.49
                              15.5
                              15.57
                              15.44
                              15.39
                              15.28
                              15.37
                              15.35
                              15.3
                              15.38
                              15.43
                              15.47
                              15.56
                              15.62
                              15.48
                              15.5
                              15.62
                              15.53
                              15.37
                              15.35
                              15.33
                              15.2
                              15.31
                              15.3
                              15.29
                              15.3
                              15.3
                              15.28
                              15.37
                              15.5
12/31/04                      15.57


FUND SNAPSHOT
------------------------------------
Share Price                   $15.57
------------------------------------
Common Share
Net Asset Value               $16.85
------------------------------------
Premium/(Discount) to NAV     -7.60%
------------------------------------
Market Yield1                  7.90%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $339,446
------------------------------------

ANNUALIZED TOTAL RETURN
(Inception 9/25/03)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          8.04%        20.44%
------------------------------------
Since
Inception      11.11%        22.19%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Real Estate                    30.0%
------------------------------------
Sovereign Debt                 22.5%
------------------------------------
Hotels, Restaurants & Leisure   4.3%
------------------------------------
Media                           3.8%
------------------------------------
Oil & Gas                       3.6%
------------------------------------
Diversified Telecommunication
Services                        3.2%
------------------------------------
Auto Components                 2.7%
------------------------------------
Metals & Mining                 2.6%
------------------------------------
Aerospace and Defense           2.2%
------------------------------------
Diversified Financial Services  1.9%
------------------------------------
Tobacco                         1.9%
------------------------------------
Containers & Packaging          1.6%
------------------------------------
Insurance                       1.6%
------------------------------------
Euro Time Deposit               4.3%
------------------------------------
Other                          13.8%
------------------------------------

REAL ESTATE INVESTMENT TRUST
TOP FIVE SUB-INDUSTRIES
(as a % of total investments)
------------------------------------
Apartments                      8.4%
------------------------------------
Office Property                 7.3%
------------------------------------
Healthcare                      2.8%
------------------------------------
Shopping Center                 2.8%
------------------------------------
Industrial                      1.5%
------------------------------------

EMERGING MARKETS SOVEREIGN DEBT
TOP FIVE COUNTRIES
(as a % of total investments)
------------------------------------
Mexico                          2.0%
------------------------------------
Russia                          1.9%
------------------------------------
Peru                            1.4%
------------------------------------
South Africa                    1.3%
------------------------------------
Turkey                          1.2%
------------------------------------

1 Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND

We have audited the accompanying statement of assets and liabilities of Nuveen Diversified Dividend and Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2004, and the related statements of operations and cash flows for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period from September 25, 2003 (commencement of operations) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and selling or agent banks or by other appropriate auditing procedures where replies from selling or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Diversified Dividend and Income Fund at December 31, 2004, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from September 25, 2003 (commencement of operations) to December 31, 2003, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
February 17, 2005

                        Nuveen Diversified Dividend and Income Fund (JDD)
                        Portfolio of
                                INVESTMENTS December 31, 2004
       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 32.1% (23.7% OF TOTAL INVESTMENTS)

                AEROSPACE & DEFENSE - 1.8%

       50,000   Lockheed Martin Corporation                                                                            $  2,777,500
       85,000   Raytheon Company                                                                                          3,300,550
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,078,050
------------------------------------------------------------------------------------------------------------------------------------


                AUTO COMPONENTS - 0.7%

      245,600   Delphi Automotive System Corporation                                                                      2,215,313
------------------------------------------------------------------------------------------------------------------------------------


                CHEMICALS - 0.7%

      143,000   DSM NV                                                                                                    2,345,200
------------------------------------------------------------------------------------------------------------------------------------


                COMMERCIAL BANKS - 1.0%

       69,200   Bank of America Corporation                                                                               3,251,708
------------------------------------------------------------------------------------------------------------------------------------


                COMMERCIAL SERVICES & SUPPLIES - 0.9%

       65,000   Pitney Bowes Inc.                                                                                         3,008,200
------------------------------------------------------------------------------------------------------------------------------------


                CONTAINERS & PACKAGING - 0.7%

      106,300   Packaging Corporation of America                                                                          2,503,365
------------------------------------------------------------------------------------------------------------------------------------


                DIVERSIFIED FINANCIAL SERVICES - 2.6%

       50,000   Citigroup Inc.                                                                                            2,409,000
       94,100   IndyMac Bancorp, Inc.                                                                                     3,241,745
       85,000   JPMorgan Chase & Co.                                                                                      3,315,850
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,966,595
------------------------------------------------------------------------------------------------------------------------------------


                DIVERSIFIED TELECOMMUNICATION SERVICES - 4.4%

       90,000   KT Corporation                                                                                            1,962,900
      110,500   SBC Communications Inc.                                                                                   2,847,585
      135,000   Sprint Corporation                                                                                        3,354,750
       52,500   Telecom Italia SpA, Sponsored ADR                                                                         2,145,675
      110,600   Verizon Communications Inc.                                                                               4,480,406
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         14,791,316

------------------------------------------------------------------------------------------------------------------------------------


                ELECTRIC UTILITIES - 0.9%

      220,000   Korea Electric Power Corporation                                                                          2,912,800
------------------------------------------------------------------------------------------------------------------------------------


                FOOD & STAPLES RETAILING - 1.3%

      135,000   Albertson's Inc.                                                                                          3,223,800
       60,812   J Sainsbury plc, Sponsored ADR                                                                            1,289,214
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,513,014
------------------------------------------------------------------------------------------------------------------------------------


                FOOD PRODUCTS - 0.7%

       67,000   Tate and Lyle plc                                                                                         2,468,950
------------------------------------------------------------------------------------------------------------------------------------


                HOUSEHOLD DURABLES  - 0.6%

       77,000   Newell Rubbermaid Inc.                                                                                    1,862,630
------------------------------------------------------------------------------------------------------------------------------------


                HOUSEHOLD PRODUCTS - 0.9%

       48,000   Kimberly-Clark Corporation                                                                                3,158,880


                                       13


                        Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                              Portfolio of INVESTMENTS December 31, 2004

       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 1.6%

      145,000   Aon Corporation                                                                                        $  3,459,700
       30,000   Hartford Financial Services Group, Inc.                                                                   2,079,300
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,539,000
------------------------------------------------------------------------------------------------------------------------------------


                METALS & MINING - 1.7%

      146,000   Alumina Limited                                                                                           2,706,840
       26,500   Rio Tinto plc, Sponsored ADR                                                                              3,159,065
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,865,905
------------------------------------------------------------------------------------------------------------------------------------


                MULTILINE RETAIL - 0.6%

       73,400   May Department Stores Company                                                                             2,157,960
------------------------------------------------------------------------------------------------------------------------------------


                MULTI-UTILITIES & UNREGULATED POWER - 0.6%

       82,800   United Utilities plc, Sponsored ADR                                                                       2,033,568
------------------------------------------------------------------------------------------------------------------------------------


                OIL & GAS - 4.8%

       33,000   ChevronTexaco Corporation                                                                                 1,732,830
       20,900   ConocoPhillips                                                                                            1,814,747
       23,000   Eni S.p.A., Sponsored ADR                                                                                 2,894,320
       80,000   Kerr-McGee Corporation                                                                                    4,623,200
       30,000   Total SA, Sponsored ADR                                                                                   3,295,200
       49,500   Unocal Corporation                                                                                        2,140,380
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         16,500,677
------------------------------------------------------------------------------------------------------------------------------------


                PAPER & FOREST PRODUCTS - 1.5%

       55,500   International Paper Company                                                                               2,331,000
           54   Neenah Paper Inc.                                                                                             1,760
       40,000   Weyerhaeuser Company                                                                                      2,688,800
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,021,560
------------------------------------------------------------------------------------------------------------------------------------


                THRIFTS & MORTGAGE FINANCE - 1.5%

       71,600   Fannie Mae                                                                                                5,098,636
------------------------------------------------------------------------------------------------------------------------------------


                TOBACCO - 2.6%

       88,200   Altria Group, Inc.                                                                                        5,389,020
      113,000   Loews Corporation - Carolina Group                                                                        3,271,350
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,660,370
------------------------------------------------------------------------------------------------------------------------------------

                Total Common Stocks (cost $87,004,216)                                                                  108,953,697
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATINGS**
                                                                                                   ----------------
       SHARES    DESCRIPTION(1)                                           COUPON                   MOODY'S       S&P          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONVERTIBLE PREFERRED SECURITIES - 0.9% (0.6% OF TOTAL INVESTMENTS)


                SPECIALTY RETAIL - 0.9%

      57,000    Toys "R" Us, Inc.                                              6.250%                   NR        NR      3,021,000
------------------------------------------------------------------------------------------------------------------------------------
                Total Convertible Preferred Stock (cost $2,002,026)                                                       3,021,000
------------------------------------------------------------------------------------------------------------------------------------


                                       14

       SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------

                REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 33.2% (24.6% OF TOTAL INVESTMENTS)

                APARTMENTS - 9.0%

      242,800   AMLI Residential Properties Trust                                                                      $  7,769,600
      114,900   Archstone-Smith Trust                                                                                     4,400,670
       57,500   AvalonBay Communities, Inc.                                                                               4,329,750
       74,500   Camden Property Trust                                                                                     3,799,500
      129,600   Gables Residential Trust                                                                                  4,638,384
      164,400   Post Properties, Inc.                                                                                     5,737,560
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         30,675,464
------------------------------------------------------------------------------------------------------------------------------------


                DIVERSIFIED - 0.8%

      202,200   Sprint Finance Corporation                                                                               2,557,830
------------------------------------------------------------------------------------------------------------------------------------


                HEALTHCARE - 3.8%

      310,900   Nationwide Health Properties, Inc.                                                                        7,383,875
      293,800   Senior Housing Properties Trust                                                                           5,564,572
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         12,948,447
------------------------------------------------------------------------------------------------------------------------------------

                HOTELS - 1.1%

      338,736   Hersha Hospitality Trust                                                                                  3,878,527
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIAL - 2.0%

      159,000   Brandywine Realty Trust                                                                                   4,673,010
       50,000   First Industrial Realty Trust, Inc.                                                                       2,036,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,709,510
------------------------------------------------------------------------------------------------------------------------------------


                MORTGAGE - 0.5%

      200,000   MFA Mortgage Investments, Inc.                                                                            1,764,000
------------------------------------------------------------------------------------------------------------------------------------


                OFFICE PROPERTY - 9.1%

      180,300   Arden Realty, Inc.                                                                                        6,800,916
      140,700   CRT Properties Inc.                                                                                       3,357,102
      594,600   HRPT Properties Trust                                                                                     7,628,718
      158,900   Mack-Cali Realty Corporation                                                                              7,314,167
      104,500   Maguire Properties, Inc.                                                                                  2,869,570
       95,900   Reckson Associates Realty Corporation                                                                     3,146,479
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         31,116,952
------------------------------------------------------------------------------------------------------------------------------------


                REGIONAL MALLS - 1.5%

       32,400   Simon Property Group, Inc.                                                                                2,095,308
       49,900   The Macerich Company                                                                                      3,133,720
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,229,028
------------------------------------------------------------------------------------------------------------------------------------


                SHOPPING CENTER - 3.5%

      183,900   Cedar Shopping Centers Inc.                                                                               2,629,770
       73,500   Federal Realty Investment Trust                                                                           3,796,275
      160,000   Kite Realty Group Trust                                                                                   2,444,800
      107,100   New Plan Excel Realty Trust                                                                               2,900,268
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         11,771,113
------------------------------------------------------------------------------------------------------------------------------------


                STORAGE - 1.9%

       77,700   Shurgard Storage Centers, Inc., Class A                                                                   3,419,577
      165,800   U-Store It Trust                                                                                          2,876,630
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,296,207
------------------------------------------------------------------------------------------------------------------------------------
                Total Real Estate Investment Trust Common Stocks (cost $88,111,852)                                     112,947,078
                --------------------------------------------------------------------------------------------------------------------


                                       15


                        Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                             Portfolio of INVESTMENTS December 31, 2004
       SHARES   DESCRIPTION(1)                                                COUPON                                           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                REAL ESTATE INVESTMENT TRUST PREFERRED STOCKS - 4.0%
                (3.0% OF TOTAL INVESTMENTS)

                APARTMENTS - 2.3%

       48,000   Apartment Investment & Management Company, Series Q           10.100%                                  $   1,275,360
      103,000   Apartment Investment & Management Company, Series R           10.000%                                      2,742,890
      150,000   Apartment Investment & Management Company, Series U            7.750%                                      3,732,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           7,750,250
------------------------------------------------------------------------------------------------------------------------------------


                DIVERSIFIED - 0.7%

      103,800   Crescent Real Estate Equities Company, Series A                6.750%                                      2,313,702
------------------------------------------------------------------------------------------------------------------------------------


                OFFICE PROPERTY - 0.7%

       35,000   Brandywine Realty Trust, Series D                              7.375%                                        880,250
       64,000   Maguire Properties, Inc., Series A                             7.625%                                      1,638,400
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           2,518,650
------------------------------------------------------------------------------------------------------------------------------------


                SHOPPING CENTER - 0.3%

       40,000   Cedar Shopping Centers Inc.                                    8.875%                                      1,067,500
------------------------------------------------------------------------------------------------------------------------------------
                Total Real Estate Investment Trust Preferred Stocks (cost $13,537,714)                                    13,650,102
------------------------------------------------------------------------------------------------------------------------------------
                                                                   WEIGHTED                         RATINGS**
    PRINCIPAL                                                       AVERAGE          STATED   -------------------
 AMOUNT (000)   DESCRIPTION(1)                                       COUPON       MATURITY*   MOODY'S         S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VARIABLE RATE SENIOR LOAN INTERESTS(2) - 23.1%
                (17.0% OF TOTAL INVESTMENTS)

                AEROSPACE & DEFENSE - 1.2%

$      1,979     K & F Industries, Inc., Term Loan B                 4.931%        11/18/12        B2          B+        $2,013,596
       2,000     Vought Aircraft Industries, Inc., Term Loan (WI)       TBD        12/22/11       Ba3          B+         2,032,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,046,096
------------------------------------------------------------------------------------------------------------------------------------


                AUTO COMPONENTS - 3.0%

       2,000    Federal-Mogul Corporation, Term Loan (WI)               TBD             TBD        B1          NR         2,011,250
       2,500    Federal-Mogul Corporation, Term Loan A (a)           4.650%         2/24/04        NR          NR         2,369,688
       1,990    Mark IV Industries, Inc., Term Loan B                5.372%         6/23/11        B1         BB-         2,022,338
       1,762    Metaldyne Company LLC, Term Loan D                   6.563%        12/31/09        B2         BB-         1,755,206
       1,366    Tenneco Automotive, Inc., Term Loan B                5.407%        12/12/10        B1          B+         1,391,689
         621    Tenneco Automotive, Inc., Term Loan B-1              5.280%        12/12/10        B1          B+           632,586
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         10,182,757
------------------------------------------------------------------------------------------------------------------------------------


                BUILDING PRODUCTS- 0.6%

       1,995    Nortek, Inc., Term Loan B                            4.767%         8/27/11        B1          B+         2,030,743
------------------------------------------------------------------------------------------------------------------------------------


                COMMERCIAL SERVICES & SUPPLIES - 0.9%

       2,907    Allied Waste North America, Inc., Term Loan B        5.125%         1/15/10        B1          BB         2,953,805
------------------------------------------------------------------------------------------------------------------------------------


                CONTAINERS & PACKAGING - 1.5%

       3,000    Graham Packaging Company L.P., Term Loan B           4.910%         10/7/11        B2           B         3,044,465
         175    Stone Container Corporation, Deposit-Funded          4.300%         11/1/11       Ba3         BB-           177,535
                 Commitment
       1,396    Stone Container Corporation, Term Loan B             4.521%         11/1/11       Ba3         BB-         1,418,007
         429    Stone Container Corporation, Term Loan C             4.396%         11/1/11       Ba3         BB-           436,404
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,076,411
------------------------------------------------------------------------------------------------------------------------------------


                ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%

       1,713    Sensus Metering Systems Inc., Term Loan B-1          4.406%        12/17/10        B2          B+         1,725,534
         257    Sensus Metering Systems Inc., Term Loan B-2          4.406%        12/17/10        B2          B+           258,830
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,984,364
------------------------------------------------------------------------------------------------------------------------------------


                                       16

                                                                   WEIGHTED                        RATINGS**
    PRINCIPAL                                                       AVERAGE          STATED   -------------------
 AMOUNT (000)   DESCRIPTION(1)                                       COUPON       MATURITY*   MOODY'S         S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                FOOD & STAPLES RETAILING - 0.4%

$      1,215    Alimentation Couche-Tard Inc., Term Loan             4.188%        12/17/10       Ba2          BB        $1,232,776
------------------------------------------------------------------------------------------------------------------------------------

                FOOD PRODUCTS - 0.8%

       2,758    Michael Foods, Inc., Term Loan B                     5.066%        11/20/10        B1          B+         2,803,558
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE EQUIPMENT & SUPPLIES - 0.4%

       1,452    Kinetic Concepts, Inc., Term Loan B-2                4.310%         8/11/10        B1         BB-         1,464,062
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE PROVIDERS & SERVICES - 1.5%

       1,975    Beverly Enterprises, Inc., Term Loan B               4.529%        10/22/08       Ba3          BB         2,007,094
       2,926    Triad Hospitals, Inc., Term Loan B                   4.670%         9/30/08       Ba2          BB         2,970,061
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,977,155
------------------------------------------------------------------------------------------------------------------------------------

                HOTELS, RESTAURANTS & LEISURE - 3.2%

       3,970    24 Hour Fitness Worldwide, Inc., Term Loan B         6.250%          7/1/09        B1           B         4,022,106
       2,631    Alliance Gaming Corporation, Term Loan B             5.650%          9/5/09       Ba3         BB-         2,647,762
       2,591    Venetian Casino Resort, Term Loan B                  4.900%         6/15/11        B1          B+         2,638,949
         409    Venetian Casino Resort, Delayed Draw, Term Loan (b)    .75%         2/22/05        B1          B+             6,051
       1,561    Wyndham International, Inc., Term Loan II            8.125%          4/1/06        NR          NR         1,576,241
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         10,891,109
------------------------------------------------------------------------------------------------------------------------------------

                INSURANCE - 0.6%

       1,920    Conseco, Inc., Term Loan                             5.918%         6/22/10        B2         BB-         1,957,200
------------------------------------------------------------------------------------------------------------------------------------

                MEDIA - 5.1%

       1,990    Charter Communications Operating, LLC, Term Loan B   5.380%          4/7/11        B2           B         1,994,146
       1,630    Dex Media West, LLC, Term Loan B                     4.169%          3/9/10       Ba2         BB-         1,648,247
       2,000    Emmis Operating Company, Term Loan                   4.100%        11/10/11       Ba2          B+         2,022,778
       1,995    Loews Cineplex Corporation, Term Loan B              4.430%         6/30/11        B1           B         2,023,834
       1,995    Metro-Goldwyn-Mayer Studios, Inc., Term Loan B       5.060%         4/26/11        NR          NR         2,003,479
       1,748    R.H. Donnelley Inc., Tranche D                       4.240%         6/30/11       Ba3          BB         1,767,853
       2,000    Rainbow Media Holdings LLC, Term Loan                5.190%         3/31/12        NR          NR         2,034,166
       1,925    Regal Cinemas Corporation, Term Loan                 4.560%        11/10/10       Ba3         BB-         1,945,629
       1,985    WMG Acquisition Corp., Term Loan                     5.209%         2/27/11        B1          B+         2,013,948
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         17,454,080
------------------------------------------------------------------------------------------------------------------------------------

                METALS & MINING - 0.6%

       1,831    Amsted Industries Incorporated, Term Loan B          4.972%        10/15/10        B1         BB-         1,860,165
------------------------------------------------------------------------------------------------------------------------------------


                REAL ESTATE - 1.2%

       2,000    General Growth Properties, Term Loan B               4.530%        11/12/08       Ba2         BB+         2,008,011
       2,000    LNR Property Corporation, Term Loan (WI)                TBD         1/15/07        B2          B+         2,010,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,018,011
------------------------------------------------------------------------------------------------------------------------------------

                ROAD & RAIL - 0.8%

       2,807    Laidlaw Inc., Term Loan B-1                          6.170%         6/19/09       Ba3         BB+         2,824,318
------------------------------------------------------------------------------------------------------------------------------------

                WIRELESS TELECOMMUNICATION SERVICES - 0.7%

       2,475    Nextel Finance Company, Term Loan E                  4.688%        12/15/10       Ba1         BB+         2,479,508
------------------------------------------------------------------------------------------------------------------------------------
                Total Variable Rate Senior Loan Interests (cost $77,607,252)                                             78,236,118
------------------------------------------------------------------------------------------------------------------------------------


                EMERGING MARKET SOVEREIGN DEBT - 30.5%
                (22.5% OF TOTAL INVESTMENTS)
                                                                                                   RATINGS**
    PRINCIPAL                                                                                 ------------------
 AMOUNT (000)   DESCRIPTION(1)                                       COUPON        MATURITY   MOODY'S         S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ARGENTINA - 0.5%

        1,855   Argentina Republic                                   1.980%          8/3/12      Caa1        CCC+         1,587,628
------------------------------------------------------------------------------------------------------------------------------------

                BRAZIL - 1.5%

          500   Braskem SA                                          11.750%         1/22/14        NA         BB-           590,000


                                       17


                        Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                             Portfolio of INVESTMENTS December 31, 2004
                                                                                                   RATINGS**
    PRINCIPAL                                                                                 ------------------
 AMOUNT (000)   DESCRIPTION(1)                                       COUPON        MATURITY   MOODY'S         S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BRAZIL (continued)

$         600   Brazil Republic                                     12.000%         4/15/10        B1         BB-        $  744,000
        1,950   Brazil Republic                                      8.000%         4/15/14        B2         BB-         2,007,804
          950   Brazil Republic                                     10.500%         7/14/14        B1         BB-         1,128,125
          800   Brazil Republic                                      0.000%         4/15/24        B1         BB-           746,550
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,216,479
------------------------------------------------------------------------------------------------------------------------------------


                BULGARIA - 1.0%

        2,133   Bulgaria Republic                                    1.000%         7/28/12       Ba1        BBB-         2,138,916
        1,100   Bulgaria Republic                                    8.250%         1/15/15       Ba2        BBB-         1,385,890
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,524,806
------------------------------------------------------------------------------------------------------------------------------------


                CAYMAN ISLANDS - 0.2%

          540   CSN Islands IX Corporation, 144A                    10.000%         1/15/15        B1         BB-           582,525
------------------------------------------------------------------------------------------------------------------------------------


                CHILE - 0.8%

          550   Chile Republic                                       6.875%         4/28/09      Baa1           A           613,140
          430   Codelco Inc., 144A                                   5.500%        10/15/13        A2           A           448,598
          600   Coldelco Inc., Reg S                                 6.375%        11/30/12        A2          A-           664,332
        1,100   Corporation Nacional del Cobre                       4.750%        10/15/14        A2           A         1,080,773
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,806,843
------------------------------------------------------------------------------------------------------------------------------------


                COLUMBIA - 1.2%

          376   Columbia Republic                                    9.750%          4/9/11       Ba2         BB+           433,957
          500   Columbia Republic                                   10.000%         1/23/12       Ba2          BB           580,000
          575   Columbia Republic                                    8.250%        12/22/14       Ba2          BB           606,625
          600   Columbia Republic                                   11.750%         2/25/20       Ba2          BB           774,000
        1,360   Columbia Republic                                   10.375%         1/28/33       Ba2          BB         1,577,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,972,182
------------------------------------------------------------------------------------------------------------------------------------


                ECUADOR - 1.2%

          550   Ecuador Republic, Reg S                             12.000%        11/15/12      Caa1        CCC+           561,201
        3,900   Ecuador Republic, Reg S                              7.000%         8/15/30      Caa1        CCC+         3,378,375
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,939,576
------------------------------------------------------------------------------------------------------------------------------------


                EL SALVADOR - 0.9%

        1,500   El Salvador Republic                                 8.500%         7/25/11      Baa3         BB+         1,726,314
        1,080   El Salvador Republic                                 7.750%         1/24/23      Baa3         BB+         1,184,338
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,910,652
------------------------------------------------------------------------------------------------------------------------------------


                GUATEMALA - 0.4%

          490   Guatemala Government, Reg S                          9.250%          8/1/13       Ba2         BB-           561,506
          880   Republic of Guatemala, 144A                          8.125%         10/6/34       Ba2         BB-           915,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,476,706
------------------------------------------------------------------------------------------------------------------------------------

                HONG KONG - 0.3%

          890   Hong Kong, 144A                                      5.125%          8/1/14        A1          A+           917,680
------------------------------------------------------------------------------------------------------------------------------------


                INDIA - 0.1%

          450   Vedanta Resources PLC                                6.625%         2/22/10       Ba2          BB           455,949
------------------------------------------------------------------------------------------------------------------------------------


                INDONESIA - 1.2%

        1,100   Republic of Indonesia                                6.750%         3/10/14        B2           B         1,106,954
        3,000   Republic of Indonesia, 144A                          6.750%         3/10/14        B2          B+         3,015,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,121,954
------------------------------------------------------------------------------------------------------------------------------------


                                       18

                                                                                                   RATINGS**
    PRINCIPAL                                                                                 ------------------
 AMOUNT (000)   DESCRIPTION(1)                                       COUPON        MATURITY   MOODY'S         S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                KAZAKHSTAN - 0.4%

$         800   Development Bank of Kazakhstan                       7.375%        11/12/13      Baa3        BBB-        $  865,120
          600   Kazkommerts International BV                         7.000%         11/3/09      Baa2         BB-           606,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,471,120
------------------------------------------------------------------------------------------------------------------------------------


                LUXEMBOURG - 0.4%

          300   Tengizchevroil LLP                                   6.124%        11/15/14      Baa3        BBB-           302,250
        1,000   VTB Capital SA, 144A                                 7.500%        10/12/11      Baa2         BB+         1,072,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,374,750
------------------------------------------------------------------------------------------------------------------------------------


                MALAYSIA - 1.5%

          600   Malaysia Republic                                    8.750%          6/1/09        A3          A-           712,518
          500   Malaysia Republic                                    7.500%         7/15/11        A3          A-           585,041
        3,300   Petronas Capital Limited                             7.000%         5/22/12        A2          A-         3,777,979
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,075,538
------------------------------------------------------------------------------------------------------------------------------------


                MEXICO - 2.7%

          700   Conproca SA, Reg S                                  12.000%        12/16/10      Baa3        BBB-           885,696
        1,100   Empresa Nacional del Petroleo, 144A                  4.875%         3/15/14      Baa1           A         1,076,645
        1,000   Pemex Project F, Reg S                               7.375%        12/15/14      Baa1        BBB-         1,114,000
        1,200   Pemex Project Funding Master Trust                   8.500%         2/15/08      Baa1        BBB-         1,356,000
        1,000   Pemex Project Funding Master Trust                   9.500%         9/15/27      Baa1        BBB-         1,262,500
        2,420   United Mexican States                                6.625%          3/3/15      Baa1        BBB-         2,605,130
          220   United Mexican States                                8.125%        12/30/19      Baa1        BBB-           258,720
          400   United Mexican States                                8.300%         8/15/31      Baa1        BBB-           469,800
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9,028,491
------------------------------------------------------------------------------------------------------------------------------------


                NETHERLANDS - 0.2%

          510   TuranAlem Financial, 144A                            7.875%          6/2/10      Baa2         BB-           512,550
------------------------------------------------------------------------------------------------------------------------------------


                PANAMA - 1.0%

          650   Panama Republic                                      9.625%          2/8/11       Ba1          BB           770,250
          460   Panama Republic                                      9.375%         1/16/23       Ba1          BB           533,600
        1,850   Panama Republic                                      9.375%          4/1/29       Ba1          BB         2,183,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,486,850
------------------------------------------------------------------------------------------------------------------------------------


                PERU - 1.9%

        1,300   Peru Republic                                        9.125%         2/21/12       Ba3          BB         1,521,000
          450   Peru Republic                                        9.875%          2/6/15       Ba3          BB           553,500
          800   Peru Republic                                        8.375%          5/3/16       Ba3          BB           900,000
        1,950   Peru Republic                                        4.250%          3/7/17       Ba3          BB         1,839,572
          528   Peru Republic                                        5.000%          3/7/17       Ba3          BB           508,715
          950   Peru Republic                                        8.750%        11/21/33       Ba3          BB         1,035,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,358,287
------------------------------------------------------------------------------------------------------------------------------------


                PHILIPPINES - 0.9%

        1,143   Philippines Republic                                 8.375%         2/15/11       Ba2          BB         1,147,286
        1,000   Philippines Republic                                 9.375%         1/18/17       Ba2         BB-         1,043,750
          900   Philippines Republic                                10.625%         3/16/25       Ba2         BB-           965,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,156,286
------------------------------------------------------------------------------------------------------------------------------------


                POLAND - 0.2%

          500   Poland Republic                                      5.250%         1/15/14        A2        BBB+           516,875
------------------------------------------------------------------------------------------------------------------------------------


                QATAR - 0.1%

          458   Ras Laffan Liquefied Natural Gas Company Limited, 144A3.437%        9/15/09      Baa1          A-           450,220
------------------------------------------------------------------------------------------------------------------------------------


                                       19


                        Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                              Portfolio of INVESTMENTS December 31, 2004
                                                                                                   RATINGS**
    PRINCIPAL                                                                                 ------------------
 AMOUNT (000)   DESCRIPTION(1)                                       COUPON        MATURITY   MOODY'S         S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                RUSSIA - 2.6%

$         375   Alrosa Finance, 144A                                 8.875%        11/17/14        B2           B        $  387,188
          500   Aries, 144A                                          9.600%        10/25/14       Ba2         BB+           617,500
          500   Russia Federation                                    8.750%         7/24/05      Baa3         BB+           514,450
        1,300   Russia Federation                                    8.250%         3/31/10      Baa3         BB+         1,445,340
          750   Russia Federation                                   11.000%         7/24/18       Ba2         BB+         1,052,878
        1,125   Russia Federation                                    1.000%         3/31/30      Baa3         BB+         1,164,825
        3,200   Russia Ministry of Finance                           3.000%         5/14/08       Ba2         BB+         2,982,720
          600   Russia Ministry of Finance                           3.000%         5/14/11       Ba1         BB+           507,480
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,672,381
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH AFRICA - 1.7%

        4,950   South Africa Republic                                9.125%         5/19/09      Baa1         BBB         5,878,125
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH KOREA - 0.6%

          165   Export Import Bank of Korea, 144A                    4.125%         2/10/09        A3          A-           164,736
        1,000   Export-Import Bank of Korea                          4.250%        11/27/07        A3          A-         1,006,077
          435   Export-Import Bank of Korea                          4.500%         8/12/09        A3          A-           439,178
          500   LG Caltex Oil Corporation, 144A                      5.500%         8/25/14      Baa2         BBB           515,161
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,125,152
------------------------------------------------------------------------------------------------------------------------------------


                THAILAND - 0.2%

          250   Bangkok Bank Public Company Limited                  9.025%         3/15/29      Baa2         BB-           302,639
          290   PTT Public Company Limited, 144A                     5.750%          8/1/14      Baa1        BBB+           304,863
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            607,502
------------------------------------------------------------------------------------------------------------------------------------

                TUNISIA - 0.6%

        1,700   Banque de Tunisie                                    7.375%         4/25/12      Baa2         BBB         1,950,750
------------------------------------------------------------------------------------------------------------------------------------


                TURKEY - 1.6%

        1,670   Turkey Republic                                     12.375%         6/15/09        B1         BB-         2,104,200
          800   Turkey Republic                                     11.750%         6/15/10        B1         BB-         1,008,000
          450   Turkey Republic                                      9.000%         6/30/11        B1         BB-           516,375
          390   Turkey Republic                                      7.250%         3/15/15        B1         BB-           402,675
        1,010   Turkey Republic                                     11.875%         1/15/30        B1         BB-         1,459,450
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,490,700
------------------------------------------------------------------------------------------------------------------------------------


                UKRAINE - 1.5%

        2,600   Republic of Ukraine                                  0.000%          8/5/09        B1          B+         2,759,120
          800   Ukraine Cabinet Ministers, 144A                      5.707%          8/5/09        B1          B+           846,000
          350   Ukraine Government                                   6.875%          3/4/11        B1          B+           360,570
        1,073   Ukraine Government, Reg S                           11.000%         3/15/07        B1           B         1,154,081
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,119,771
------------------------------------------------------------------------------------------------------------------------------------


                URUGUAY - 1.2%

        2,520   Uruguay Republic                                     7.875%         1/15/33        B3          B-         2,249,128
        1,800   Uruguay Republic                                     7.250%         2/15/11        B3           B         1,791,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,040,128
------------------------------------------------------------------------------------------------------------------------------------


                VENEZUELA - 1.2%

        2,600   Venezuela Republic                                   5.375%          8/7/10      Caa1          B-         2,422,883
          861   Venezuela Republic                                   8.500%         10/8/14        B2           B           914,810
          785   Venezuela Republic                                   9.250%         9/15/27        B2           B           830,138
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,167,831
------------------------------------------------------------------------------------------------------------------------------------


                VIETNAM - 0.7%

        2,600   Socialist Republic of Vietnam                        1.000%         3/14/16        B1         BB-         2,452,414
------------------------------------------------------------------------------------------------------------------------------------

                Total Emerging Market Sovereign Debt (cost $97,064,158)                                                 103,448,701
------------------------------------------------------------------------------------------------------------------------------------


                                       20

                                                                                                   RATINGS**
    PRINCIPAL                                                                                 ------------------
 AMOUNT (000)   DESCRIPTION(1)                                       COUPON        MATURITY   MOODY'S         S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. CONVERTIBLE BONDS - 1.2% (0.8% OF TOTAL INVESTMENTS)


                METALS & MINING - 1.2%

$       5,000   Trizec Hahn Corporation                              3.000%         1/29/21       Ba1          NR        $4,081,250
------------------------------------------------------------------------------------------------------------------------------------
                Total U.S. Convertible Bonds (cost $3,598,515)                                                            4,081,250
                --------------------------------------------------------------------------------------------------------------------


                U.S. CORPORATE BONDS - 4.8% (3.5% OF TOTAL INVESTMENTS)


                HOTELS, RESTAURANTS & LEISURE - 2.6%

        2,000   Aztar Corporation                                    9.000%         8/15/11       Ba3          B+         2,215,000
        2,150   Harrahs Entertainment                                7.875%        12/15/05       Ba1         BB+         2,241,375
        2,000   MGM Mirage, Inc.                                     6.750%          8/1/07       Ba1         BB+         2,110,000
        2,000   Park Place Entertainment                             7.875%        12/15/05       Ba2         BB-         2,080,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,646,375
------------------------------------------------------------------------------------------------------------------------------------


                REAL ESTATE - 2.2%

        2,000   D.R. Horton, Inc.                                    7.500%         12/1/07       Ba1         BB+         2,177,500
        2,000   KB Home                                              8.625%        12/15/08       Ba2         BB-         2,270,000
        3,000   Standard Pacific Corporation                         6.500%         10/1/08       Ba2          BB         3,142,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,590,000
------------------------------------------------------------------------------------------------------------------------------------
                Total U.S. Corporate Bonds (cost $15,964,244)                                                            16,236,375
                --------------------------------------------------------------------------------------------------------------------

                EURO TIME DEPOSITS - 5.8% (4.3% OF TOTAL INVESTMENTS)

$  19,548,843   State Street Bank, 1.000%, 1/03/05                                                                       19,548,843
=============   --------------------------------------------------------------------------------------------------------------------
                Total Euro Time Deposits (cost $19,548,843)                                                              19,548,843
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $404,438,820) - 135.6%                                                          460,123,164
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.2)%                                                                     (676,774)
                --------------------------------------------------------------------------------------------------------------------
                FundPreferred Shares, at Liquidation Value - (35.4)%                                                   (120,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 339,446,390
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally
                         (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

                         Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

                    * Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. The Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

                    ADR  American Depositary Receipt.

                    (a) At or subsequent to December 31, 2004, this issue was under the protection of the federal bankruptcy court.

                    (b) Position represents an unfunded loan commitment outstanding at December 31, 2004.

                    144A 144A securities are those which are exempt from
                         registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                   Reg S Regulation S allows U.S. companies to sell securities to persons or entities located outside of the U.S. without registering those securities with the Securities and Exchange Commission. Specifically, Reg S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

                    (WI) Investment purchased on a when-issued basis.

                    TBD Senior Loan purchased on a when-issued basis in the primary market. Certain details associated with this purchase are not known prior to the settlement date of the transaction. At settlement, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

                    NR   Not rated.

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES December 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $404,438,820)                                                                              $460,123,164
Receivables:
   Dividends                                                                                                              1,208,216
   Interest                                                                                                               2,647,819
   Investments sold                                                                                                       1,855,113
   Reclaims                                                                                                                  18,883
Other assets                                                                                                                  7,025
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                      465,860,220
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                                                         6,000,000
Accrued expenses:
   Management fees                                                                                                          221,537
   Other                                                                                                                    170,566
FundPreferred share dividends payable                                                                                        21,727
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                                   6,413,830
------------------------------------------------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                                                                              120,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                                 $339,446,390
====================================================================================================================================
Common shares outstanding                                                                                                 20,145,123
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                                                                $      16.85
====================================================================================================================================


NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                                                                $    201,451
Paid-in surplus                                                                                                         284,737,772
Undistributed (Over-distribution of) net investment income                                                               (1,030,538)
Accumulated net realized gain from investments                                                                             (146,639)
Net unrealized appreciation of investments                                                                               55,684,344
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                                 $339,446,390
====================================================================================================================================
Authorized shares:
   Common                                                                                                                 Unlimited
   FundPreferred shares                                                                                                   Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              OPERATIONS Year Ended December 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $99,666)                                                                      $ 7,765,074
Interest (net of foreign tax withheld of $14,578)                                                                        11,676,872
Fees                                                                                                                         99,626
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                                 $19,541,572
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                           3,882,007
FundPreferred shares - auction fees                                                                                         299,999
FundPreferred shares - dividend disbursing agent fees                                                                        13,854
Shareholders' servicing agent fees and expenses                                                                               1,967
Custodian's fees and expenses                                                                                               139,675
Trustees' fees and expenses                                                                                                  15,214
Professional fees                                                                                                            89,381
Shareholders' reports - printing and mailing expenses                                                                       117,425
Stock exchange listing fees                                                                                                  13,983
Investor relations expense                                                                                                   57,716
Other expenses                                                                                                               75,793
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                                      4,707,014
   Custodian fee credit                                                                                                      (7,498)
   Expense reimbursement                                                                                                 (1,384,093)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                              3,315,423
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                    16,226,149
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
Net realized gain from investments                                                                                        9,195,966
Change in net unrealized appreciation of investments                                                                     35,806,329
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                                                                         45,002,295
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                                                                               (1,200,397)
From accumulated net realized gains from investments                                                                       (601,610)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to FundPreferred shareholders                                                                      (1,802,007)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                                                  $59,426,437
====================================================================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                                                                                                            FOR THE
                                                                                                                     PERIOD 9/25/03
                                                                                                                      (COMMENCEMENT
                                                                                                       YEAR ENDED    OF OPERATIONS)
                                                                                                         12/31/04  THROUGH 12/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                $ 16,226,149       $ 3,570,123
Net realized gain from investments                                                                      9,195,966           253,308
Change in net unrealized appreciation of investments                                                   35,806,329        19,878,015
Distributions to FundPreferred shareholders:
   From net investment income                                                                          (1,200,397)         (148,176)
   From accumulated net realized gains from investments                                                  (601,610)          (14,008)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                                                     59,426,437        23,539,262
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                            (16,301,063)       (3,529,495)
From accumulated net realized gains from investments                                                   (8,284,807)         (345,168)
Tax return of capital                                                                                    (187,892)         (249,105)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                                                               (24,773,762)       (4,123,768)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                                                            --       287,415,270
   Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                                                          411,807            85,737
FundPreferred shares offering costs                                                                        (4,868)       (2,630,000)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from
   capital share transactions                                                                             406,939       284,871,007
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares                                                 35,059,614       304,286,501
Net assets applicable to Common shares at the beginning of period                                     304,386,776           100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period                                          $339,446,390      $304,386,776
====================================================================================================================================
Undistributed (Over-distribution of) net investment income at the end of period                      $ (1,030,538)     $   (197,395)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CASH FLOWS Year Ended December 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS                                                $  59,426,437
Adjustments to Reconcile the Net Increase in Net Assets Applicable to Common Shares from Operations to Net Cash Provided by Operating Activities:
   Purchases of investment securities                                                                                  (192,228,928)
   Purchases of short-term investment securities, net                                                                    (5,697,843)
   Proceeds from disposition of investment securities                                                                   201,783,460
   Accretion/Amortization of discounts and premiums, net                                                                    419,799
   Increase in dividends receivable                                                                                         (82,690)
   Increase in interest receivable                                                                                          (28,708)
   Decrease in receivable from investments sold                                                                             716,078
   Increase in reclaims receivable                                                                                          (18,883)
   Increase in other assets                                                                                                  (7,025)
   Decrease in payable for investments purchased                                                                           (557,411)
   Increase in management fees payable                                                                                       15,173
   Increase in other liabilities                                                                                             72,890
   Increase in FundPreferred share dividends payable                                                                         16,959
   Net realized gain from investments                                                                                    (9,195,966)
   Change in net unrealized appreciation of investments                                                                 (35,806,329)
   Net realized loss from paydowns                                                                                          184,285
   Capital gain and return of capital distributions from investments                                                      3,373,402
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by operating activities                                                                             22,384,700
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common shareholders                                                                          (24,361,955)
Organization and offering costs payable                                                                                    (162,875)
Net proceeds from sale of FundPreferred shares                                                                               (4,868)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash used in financing activities                                                                                (24,529,698)
------------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN CASH                                                                                                     (2,144,998)
Cash at the beginning of period                                                                                           2,144,998
------------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                                                                             $          --
====================================================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Non-cash financing activities not included herein consist of reinvestments of
   Common share distributions of $411,807.


                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Diversified Dividend and Income Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JDD." The Fund was organized as a Massachusetts business trust on July 18, 2003.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization expenses ($11,500) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund seeks to provide high current income and total return by investing primarily in a portfolio of dividend-paying common stocks, securities issued by Real Estate Investment Trusts ("REITs"), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries ("emerging markets sovereign debt") and senior loans.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities and senior loans are generally provided by an pricing service approved by the Fund's Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. Short-term securities are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 2004, the Fund had outstanding when-issued purchase commitments of $6,000,000.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses on senior loans. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Income Taxes

The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund intends to make monthly cash distributions to Common Shareholders of a stated dollar amount based primarily on the Fund's net investment income but also secondarily on net realized capital gains and/or on net unrealized capital gains in the Fund's portfolio (stated in terms of a fixed cents per Common Share dividend rate) ("Managed Distribution Policy"). The Fund seeks to maintain a stable dividend level, subject to approval and oversight by the Fund's Board of Trustees. Distributions will be made only after paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shares, if any, and interest and required principal payments on borrowings, if any. Under a Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets and would be treated by shareholders as a return of capital for tax purposes. The final determination of the source of all distributions for the year are made after the end of the year and reflected in the accompanying financial statements.

REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the twelve months ended December 31, 2004, the character of distributions to the Fund from the REITs was 51.30% ordinary income, 28.25% long-term and short-term capital gains, and 20.45% return of REIT capital. For the twelve months ended December 31, 2003, the character of distributions to the Fund from the REITs was 68.53% ordinary income, 9.62% long-term and short-term capital gains, and 21.85% return of REIT capital.

For the fiscal periods ended December 31, 2004 and December 31, 2003, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITS. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

FundPreferred Shares

Effective November 21, 2003, the Fund issued 2,400 Series T and 2,400 Series W FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable weekly at the end of each rate period.

Derivative Financial Instruments

The Fund may use derivatives or other transactions for the purpose of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange risk and the risk of increases in interest rates. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investment during the fiscal year ended December 31, 2004.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Notes to
       FINANCIAL STATEMENTS (continued)



Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $11,500) and pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share. The Fund's share of Common share offering costs of $603,180 was recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by the Fund in connection with its offering of FundPreferred shares ($2,634,868) were recorded as a reduction to paid-in surplus.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

During the fiscal year ended December 31, 2004, 26,242 Common shares were issued to shareholders due to reinvestment of distributions.

During the period September 25, 2003 (commencement of operations) through December 31, 2003, 20,106,000 Common shares and 4,800 FundPreferred shares were sold. In addition, 5,881 Common shares were issued to shareholders due to reinvestment of distributions during the period September 25, 2003 (commencement of operations) through December 31, 2003.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) during the fiscal year ended December 31, 2004, aggregated $192,228,928 and $201,783,460, respectively.

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization on debt securities, recognition of income on REIT securities, and timing differences in recognizing certain gains and losses on security transactions.

At December 31, 2004, the cost of investments was as follows:

--------------------------------------------------------------------------------
Cost of investments                                                 $405,594,209
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2004, were as follows:

--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                     $55,412,177
   Depreciation                                                        (883,222)
--------------------------------------------------------------------------------
Net unrealized appreciation of investments                          $54,528,955
================================================================================

The tax components of undistributed net ordinary income and net realized gains at December 31, 2004, were as follows:

--------------------------------------------------------------------------------
Undistributed net ordinary income *                                          $--
Undistributed net long-term capital gains                                     --
================================================================================

*Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2004 and for the period September 25, 2003 (commencement of operations) through December 31, 2003, was designated for purposes of the dividends paid deduction as follows:

FISCAL YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
Distributions from net ordinary income *                             $22,551,616
Distributions from net long-term capital gains                         3,819,302
Tax return of capital                                                    187,892
================================================================================

FISCAL PERIOD ENDED DECEMBER 31, 2003

--------------------------------------------------------------------------------
Distributions from net ordinary income *                              $3,899,231
Distributions from net long-term capital gains                           132,847
Tax return of capital                                                    249,105
================================================================================

*Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax period ended December 31, 2004.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .009% as of January 31, 2005.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for the Fund is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .7000%
For the next $500 million                                                 .6750
For the next $500 million                                                 .6500
For the next $500 million                                                 .6250
For Managed Assets over $2 billion                                        .6000
================================================================================

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Notes to
    FINANCIAL STATEMENTS (continued)



The Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily Managed Assets of each Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                 MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .9000%
For the next $500 million                                                 .8750
For the next $500 million                                                 .8500
For the next $500 million                                                 .8250
For Managed Assets over $2 billion                                        .8000
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Symphony Asset Management, LLC ("Symphony") and Wellington Management Company, LLP ("Wellington"). Nuveen owns a controlling interest in NWQ while key management of NWQ owns a non-controlling minority interest. Symphony is an indirect wholly owned subsidiary of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including American Depositary Receipts ("ADRs"). Security Capital manages the portion of the investment portfolio allocated to securities issued by real estate companies including REITs. Symphony manages the portion of the Fund's investment portfolio allocated to senior loans. Wellington manages the portion of the Fund's investment portfolio allocated to emerging markets sovereign debt. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
SEPTEMBER 30,                                SEPTEMBER 30,
--------------------------------------------------------------------------------
2003*                    .32%                          2008                 .32%
2004                     .32                           2009                 .24
2005                     .32                           2010                 .16
2006                     .32                           2011                 .08
2007                     .32
================================================================================

*From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

Sub-Adviser Acquisition

On November 24, 2003, Banc One Investment Advisors Corporation, an indirect, wholly-owned subsidiary of Bank One Corporation acquired Security Capital. Pursuant to the Investment Company Act of 1940, the change in ownership of Security Capital caused the existing sub-advisory agreement to terminate, and shareholders of the Fund were required to approve a new sub-advisory agreement with Security Capital. At the Fund's annual shareholder meeting on January 20, 2004, shareholders approved the new sub-advisory agreement.

On July 1, 2004, Bank One Corporation was merged with JPMorgan Chase & Co. As a result of the merger, Security Capital became part of JPMorgan Fleming Asset Management. JPMorgan Fleming Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include JPMorgan Investment Management Inc. and its affiliates, including, without limitation, Banc One Investment Advisors Corporation, Banc One High Yield Partners, LLC, Security Capital Research & Management Incorporated, and JPMorgan Alternative Asset Management, Inc. As the merger was not deemed to cause a change in control of the Fund's Sub-Adviser, shareholder approval of a new sub-advisory agreement was not necessary.

6. COMMITMENTS

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At December 31, 2004, the Fund had unfunded loan commitments of $409,091.

7. SENIOR LOAN PARTICIPATION COMMITMENTS

With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or
3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At December 31, 2004, there were no such outstanding participation commitments.

8. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Fund declared a distribution of $.1025 per Common share which was paid on February 1, 2005, to shareholders of record on January 15, 2005.

Adviser Merger

Effective January 1, 2005, the Adviser and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), also a wholly owned subsidiary of Nuveen. As a result of the merger, NAM is now the adviser to all funds previously advised by either NAC or the Adviser.

Announcement Regarding Parent Company of Adviser

After the close of trading on the New York Stock Exchange on January 31, 2005, The St. Paul Travelers Companies, Inc. announced that it intended to explore strategic alternatives to divest its equity stake in Nuveen.

                        Financial
                               HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:
                                                           Investment Operations
                                    -------------------------------------------------------------------
                                                                 Distributions   Distributions
                                                                      from Net            from
                       Beginning                          Net       Investment         Capital
                          Common                    Realized/        Income to        Gains to
                           Share           Net     Unrealized    FundPreferred   FundPreferred
                       Net Asset    Investment     Investment           Share-          Share-
                           Value      Income(a)          Gain          holders+        holders+   Total
=======================================================================================================
Period Ended 12/31:
2004                      $15.13          $.81          $2.23            $(.06)          $(.03)   $2.95
2003(b)                    14.33           .18           1.01             (.01)             --     1.18
=======================================================================================================
                                 Less Distributions                                                                 Total Returns
                     -------------------------------------------                                                --------------------
                                                                                                                             Based
                            Net                                         Offering                                                on
                     Investment    Capital                             Costs and       Ending                               Common
                      Income to   Gains to         Tax             FundPreferred       Common                    Based       Share
                         Common     Common      Return                     Share        Share       Ending          on         Net
                         Share-     Share-          of              Underwriting    Net Asset       Market      Market       Asset
                        holders    holders     Capital    Total        Discounts        Value        Value       Value**     Value**
====================================================================================================================================
Period Ended 12/31:
2004                      $(.81)     $(.41)      $(.01)  $(1.23)            $ --       $16.85       $15.57        8.04%      20.44%
2003(b)                    (.18)      (.02)       (.01)    (.21)            (.17)       15.13        15.65        5.76        7.04
====================================================================================================================================
                                                           Ratios/Supplemental Data
                       -------------------------------------------------------------------------------------------------
                                          Before Credit/Reimbursement        After Credit/Reimbursement***
                                          -----------------------------     ------------------------------
                                                         Ratio of Net                       Ratio of Net
                                            Ratio of       Investment          Ratio of       Investment
                            Ending          Expenses        Income to          Expenses        Income to
                               Net        to Average          Average        to Average          Average
                            Assets        Net Assets       Net Assets        Net Assets       Net Assets
                        Applicable        Applicable       Applicable        Applicable       Applicable      Portfolio
                         to Common         to Common        to Common         to Common        to Common       Turnover
                       Shares (000)           Shares++         Shares++          Shares++         Shares++         Rate
========================================================================================================================
Period Ended 12/31:
2004                      $339,446              1.50%            4.74%             1.06%            5.19%            46%
2003(b)                    304,387              1.26*            4.51*              .87*            4.89*            28
========================================================================================================================
                           FundPreferred Shares at End of Period
                        ------------------------------------------
                          Aggregate      Liquidation
                             Amount       and Market         Asset
                        Outstanding            Value      Coverage
                               (000)       Per Share     Per Share
==================================================================
Period Ended 12/31:
2004                       $120,000          $25,000       $95,718
2003(b)                     120,000           25,000        88,414
==================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to FundPreferred shareholders; income ratios reflect income earned on assets attributable to FundPreferred shares.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period September 25, 2003 (commencement of operations) through December 31, 2003.

                                 See accompanying notes to financial statements.

                                  32-33 SPREAD

Board Members
      AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Funds is currently set at eight. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             153
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp. (3); Chairman and Director (since
                                                          1997) of Nuveen Asset Management; Director (since 1996)
                                                          of Institutional Capital Corporation; Chairman and Director
                                                          (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           153
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               153
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       153
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College; Director, Iowa College Foundation; formerly,
                                                          Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                153
3/6/48                                                    Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director, Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).


                                       34

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman, formerly, Senior Partner and Chief Operating                153
9/24/44                                                   Officer, Miller-Valentine Partners Ltd., a real estate
333 W. Wacker Drive                                       investment company; formerly, Vice President, Miller-Valentine
Chicago, IL 60606                                         Realty, a construction company; Director, Chair of the Finance
                                                          Committee and Member of the Audit Committee of Premier
                                                          Health Partners, the not-for-profit parent company of Miami
                                                          Valley Hospital; President of the Dayton Philharmonic Orchestra
                                                          Association; Director and Immediate Past Chair, Dayton
                                                          Development Coalition; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     153
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994)
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance (since 1997),          153
1/22/50                                                   Northwestern University; Director (since 2003), Chicago
333 W. Wacker Drive                                       Board of Options Exchange; Director (since 2003), National
Chicago, IL 60606                                         Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since 1997), Board of Directors, Rubicon, an insurance company owned by
                                                          Northwestern University; Director (since 1997), Evanston
                                                          of Commerce and Evanston Inventure, a business development organization.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               153
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp. (3);
                                                          Managing Director (since 2002), Assistant Secretary
                                                          and Associate General Counsel, formerly, Vice President
                                                          (since 2000), of Nuveen Asset Management; Managing
                                                          Director (since 2004) and Assistant Secretary (since
                                                          1994) of Nuveen Investments, Inc.; Assistant Secretary
                                                          of NWQ Investment Management Company, LLC (since 2002);
                                                          Vice President and Assistant Secretary of Nuveen
                                                          Investments Advisers Inc. (since 2002); Managing
                                                          Director, Associate General Counsel and Assistant
                                                          Secretary of Rittenhouse Asset Management, Inc.
                                                          (since 2003); Chartered Financial Analyst.


                                       35


Board Members
       AND OFFICERS (CONTINUED)

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), previously, Vice President            153
9/22/63                                                   (since 2002), formerly, Assistant Vice President (since 1999)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 153
2/3/66                         and Assistant              President (since 2000), previously, Associate of Nuveen
333 W. Wacker Drive            Secretary                  Investments, LLC.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999),               153
11/28/67                       and Treasurer              prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive                                       President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606                                         1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp (since 1999) (3); Vice
                                                          President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     2000    Vice President (since 2002) and Assistant General Counsel             153
9/24/64                        and Secretary              (since 1998), formerly, Assistant Vice President (since 1998) of
333 W. Wacker Drive                                       Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly, Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp. (3); Vice President and Assistant
                                                          Secretary (since 2002) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            153
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory Corp.
Chicago, IL 60606                                         and Nuveen Institutional Advisory Corp. (3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 153
3/2/64                                                    LLC; Managing Director (since 2001), formerly Vice President
333 W. Wacker Drive                                       of Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp. (since 1995) (3); Managing Director of Nuveen Asset
                                                          Management (3) (since 2001); Vice President of Nuveen
                                                          Investment Advisers Inc. (since 2002); Chartered Financial
                                                          Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         153
5/31/54                        and Controller             of Nuveen Investments, LLC and, formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (since 1998) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.


                                       36


                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    153
3/22/63                                                   LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                       prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999), previously, Assistant Vice               153
8/27/61                                                   President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             153
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp. (3); Assistant Secretary of Nuveen
                                                          Investments, Inc. and (since 1997) Nuveen Asset Management,
                                                          Vice President (since 2000), Assistant Secretary and Assistant
                                                          General Counsel (since 1998) of Rittenhouse Asset
                                                          Management, Inc.; Vice President and Assistant
                                                          Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
       INFORMATION



Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen Investments. It does not affect the investment objectives or portfolio management of any Fund.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

DIVIDEND INFORMATION

The Nuveen Diversified Dividend and Income Fund designates 15.45% of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations, and 19.96% as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD: Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.



BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $115 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


                                        o Share prices
           Learn more                   o Fund details
about Nuveen Funds at                   o Daily financial news
   WWW.NUVEEN.COM/ETF                   o Investor education
                                        o Interactive planning tools



Logo: NUVEEN Investments

                                                                     EAN-B-1204D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR. Mr. Evans has served as the registrant's audit committee financial expert from July 26, 2004 to the end of the reporting period on December 31, 2004.

Prior to July 26, 2004, William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR, served as the audit committee financial expert. Mr. Bennett unexpectedly resigned from the Board effective April 30, 2004. Accordingly for this reporting period, the registrant did not have a designated "audit committee financial expert" from July 1, 2004 to July 26, 2004.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                   Nuveen Diversified Dividend and Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                              AUDIT FEES BILLED            AUDIT-RELATED FEES                  TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                  TO FUND                   BILLED TO FUND                 BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2004                  $ 25,000                         $ 0                          $ 785                  $ 900
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                     N/A                          0%                             0%                     0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2003                  $ 19,300                         $ 0                            $ 0                  $   0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                     N/A                          0%                             0%                     0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "Audit-Related Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.


The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Advisory Corp. ("NAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES            TAX FEES BILLED TO               ALL OTHER FEES
                                                    BILLED TO ADVISER AND             ADVISER AND                 BILLED TO ADVISER
                                                       AFFILIATED FUND              AFFILIATED FUND              AND AFFILIATED FUND
                                                      SERVICE PROVIDERS            SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2004                                             $ 0                          $ 0                            $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                            0%                           0%                             0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2003                                             $ 0                          $ 0                            $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           N/A                          N/A                            N/A
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

FISCAL YEAR ENDED                                              TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                             AFFILIATED FUND SERVICE          TOTAL NON-AUDIT FEES
                                                              PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                             RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                 TOTAL NON-AUDIT FEES        OPERATIONS AND FINANCIAL         PROVIDERS (ALL OTHER
                                    BILLED TO FUND            REPORTING OF THE FUND)              ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2004                      $ 1,685                          $ 0                            $ 0                   $ 1,685
December 31, 2003                      $     0                          $ 0                            $ 0                   $     0

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans and William J. Schneider.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Schedule I in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors or trustees and reserves the right to interview all candidates and to make the final selection of any new directors or trustees.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf. and there were no amendments during the period covered by this report (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.).

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: March 9, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: March 9, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: March 9, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.